DEFERRED COSTS	3 Months Ended	12 Months Ended
	Feb. 28, 2013	Nov. 30, 2012
DEFERRED COSTS [Text Block]
11.	DEFERRED COSTS

The balance represents the corporate finance fees and retainer given to an agent to commence due diligence and processing of public offering. These costs have been deferred and upon completion of this transaction a charge will be made to share capital.

14.	DEFERRED COSTS

This represents the corporate finance fees and retainer given to an agent to commence due diligence and processing of public offering. This cost has been deferred and upon completion of this transaction a charge was made to share capital.